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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 9, 2007
                Date of Report (Date of earliest event reported)

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                         MONOTYPE IMAGING HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                   001-33612                 20-3289482
(State or Other Jurisdiction   (Commission File No.)         (IRS Employer
     of Incorporation)                                    Identification No.)

                             500 Unicorn Park Drive
                           Woburn, Massachusetts 01801
                (Address of Principal Executive Offices, including Zip Code)

             Registrant's telephone number, including area code: (781) 970-6000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition

     On November 9, 2007, Monotype Imaging Holdings Inc. (the " Company ") announced its financial results for the quarter ended September 30, 2007. A copy of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

     The information on this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

      (d)   Exhibits

      The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

      99.1 Press Release issued by Monotype Imaging Holdings, Inc. on November 9, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                     MONOTYPE IMAGING HOLDINGS INC.

November 9, 2007     By:  /s/ Jacqueline D. Arthur
                          ------------------------------------------------------
                              Jacqueline D. Arthur
                              Senior Vice President, Chief Financial Officer
                              and Assistant Secretary
                              (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     Press Release issued by Monotype Imaging Holdings, Inc. on
         November 9, 2007